FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

        Date of Report (Date of earliest event reported) July 28, 2005
                                                         ----------------

                  ACROSS AMERICA REAL ESTATE CORP.
                  --------------------------------------------
        (Exact Name of Small Business Issuer as specified in its charter)


      Colorado                000-50764                   20-0003432
   ---------------           ----------            --------------------------
   (State or other           (Commission           (IRS Employer File Number)
   jurisdiction of           File No.)
incorporation)


              1440 Blake Street, Suite 330, Denver, Colorado 80202
          -----------------------------------------------------------
          (Address of principal executive offices including zip code)


                                 (303) 893-1003
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


               1440 Blake Street, Suite 330, Denver Colorado 80202
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

References in this document to "us," "we," or "the Company" refer to Across America Real Estate Corp. and its subsidiaries.

Item 7.01 Regulation FD Disclosure

Across America Real Estate Development Holds 2005 Annual Shareholders Meeting Denver, Colorado (July 28, 2005)-Across America Real Estate Development (AARD.OB) held its Annual Shareholders Meeting on July, 19th, 2005. Across America President and Chief Executive Officer Alex Lagerborg chaired the meeting, which began at 10:00 a.m., Mountain time in the Penthouse Suite at 8400 East Prentice Ave, Greenwood Village, Colorado. At the meeting 93.9% of the outstanding shares were represented in person or by proxy.
Preliminary Voting Results 2005 Across America Annual Shareholders Meeting:

     o Alexander V. Lagerborg, Charles J. Berling, Eric Balzer, and Daniel J. Wilhelm were elected to the Board of Directors, each to hold office until the 2006 annual meeting and until his successor is elected and qualified.

     o Vote was passed to change corporate name from Across America Real Estate Development to Across America Real Estate Corp. Despite the name change, the trading symbol, AARD.OB, will remain the same.

     o Order was ratified for Cordovano & Honeck, LLP, CPA's as auditors for fiscal year ending December 31st, 2005.

In the shareholders meeting Across America expressed their excitement surrounding accomplishments in 2004 with a positive outlook on the future. President and Chief Executive Officer Alex Lagerborg said, "We are very proud of reaching profitability in 2004 while adding an executive infrastructure that positions the Company for long-term growth. Mr. Lagerborg expressed gratification over the two transactions that were sold and closed in 2004, while discussing a bigger year with fifteen projects currently invested and in progress for 2005. "We believe we have the opportunity to enjoy significant growth in the single pad small box real estate market. The Company is not only seeing an increase in the volume of transactions in the pipeline but we are also seeing an increase in deal size as well. We are encouraged with the vitality of this swiftly growing market sector" said Mr. Lagerborg .

During a Q&A
session with the shareholders the question was raised how long the process would take to sell and close the fifteen invested deals that are currently in the pipeline. Mr. Lagerborg disclosed that it is the goal of the Company to see that these current projects would be sold and closed in the remainder of 2005 and the first half of 2006.

About Across America Real Estate Corp.
Based in Denver, Colorado, Across America Real Estate Corp. (AARD.OB) is a national, publicly traded company that is an investor partner to real estate developers focusing on 100% financing of build to suit projects and also providing financing for those transactions where a bank requires developer equity. For more information visit our website www.aard.us For more information please call:

     Alexander V. Lagerborg                          James W. Creamer III
     Across America Real Estate                      Across America Real Estate
     303.893.1003                                    303.893.1003
     alagerborg@aard.us                              jcreamer@aard.us

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Across America Real Estate Corp.


Dated: July 28, 2005          By  /s/ Alexander V. Lagerborg
                                 -----------------------------------------------
                                 Alexander V. Lagerborg, Chief Executive Officer